As filed with the U.S. Securities and Exchange Commission on December 6, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23219

USQ Core Real Estate Fund
(Exact name of registrant as specified in charter)

235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Address of principal executive offices) (Zip code)

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348
(Name and address of agent for service)

(484) 731-3101

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)

USQ Core Real Estate Fund

Semi-Annual Report

September 30, 2024

(Unaudited)

Must be preceded or accompanied by a prospectus.

The USQ Core Real Estate Fund is distributed by Quasar Distributors, LLC.

USQ Core Real Estate Fund	TABLE OF CONTENTS

Letter to Shareholders	1
Schedule of Investments	7
Statement of Assets & Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	15
Additional Information	26
Management Agreement Renewal	27
Privacy Policy	29

USQ Core Real Estate Fund	Letter to Shareholders
September 30, 2024 (Unaudited)

Dear Shareholder,

We are pleased to present this semi-annual report for the USQ Core Real Estate Fund (“USQ” or the “Fund”) for the period ending September 30, 2024 (the “Reporting Period”). The report includes a discussion of Fund performance, a schedule of the Fund’s investments, and its unaudited financial statements.

In managing the Fund, Union Square Capital Partners seeks to provide shareholders with current income and capital appreciation with moderate volatility and low correlation to the broader markets. We believe the Fund has continued to deliver in each of these four ways since inception. Although the last two years have been a challenging time for commercial real estate, and has lowered the Fund’s annualized return since inception to +2.47%, we believe the 3rd quarter of 2024 was an inflection point and the asset class should start to deliver normalized returns moving forward. The table below reflects the Fund’s return, volatility, correlation, and drawdown since its inception relative to the broad-based equity and fixed income markets as well as broad-based publicly traded REITs. As shown, the Fund has delivered non-correlated daily returns with much lower volatility than all three major asset classes, and a significantly smaller drawdown than both public equity markets.

9/28/2017 - 9/30/2024	Annualized Return	Annualized Std Dev	Correlation to S&P 500 Index	Maximum Drawdown
USQ Core Real Estate Fund Class I	+2.47%	1.52%	+0.04	-21.22%	9/13/24
Bloomberg U.S. Aggregate Bond Index	+1.48%	6.25%	+0.02	-18.41%	10/24/22
S&P 500 Index	+14.56%	23.60%	+1.00	-33.79%	3/23/20
MSCI US REIT Index	+7.08%	27.65%	+0.75	-44.03%	3/23/20

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1-833-877-3863 or visit the Fund’s website at www.usq.com.

In early September 2024 USQ acquired the net assets of a similar interval fund pursuant to a reorganization event more fully described in the notes to financial statements. The acquired fund had a similar investment strategy with $100 million net assets primarily invested in the same investments held by USQ. It is expected the larger asset base should allow the Fund to participate in broader distribution arrangements and reduce the Fund’s expense ratio for shareholders.

The Fund’s private real estate allocation continues to be invested primarily in private real estate funds that are constituents of the NCREIF Fund Index – Open-end Diversified Core Equity (the “NFI-ODCE”). The NFI-ODCE is considered a premier institutional “core” real estate index in the industry. The Fund now also has an allocation (~15%) to other core private funds to further enhance diversification and liquidity. These other institutional funds also adhere to the reporting standards of the NFI-ODCE.

Market Review

Heading into the Reporting Period, investors were focused primarily on when the Federal Reserve would begin to lower interest rates. Inflation had cooled and there were signs of weakening in the labor markets as well. Nevertheless, the Federal Reserve seemed reluctant to lower rates as the pace of inflation declines slowed during the first quarter of the year. While the Federal Reserve ultimately waited longer than anticipated, they did begin to lower rates with a 50-basis point cut in September. The anticipation of interest rates coming down (and eventual cut) and the fact that values across all property types were marked down for the past two years led to increasing optimism within the commercial real estate markets. As such, transactions volumes picked up over the Reporting Period with many transaction prices clearing the market at higher values than many anticipated.

Semi-Annual Report | September 30, 2024	1

USQ Core Real Estate Fund	Letter to Shareholders
September 30, 2024 (Unaudited)

Institutional core real estate fundamentals continued to be resilient as the Fund experienced a relatively small -1.06% negative return over the Reporting Period. More importantly, the NFI-ODCE returns were slightly positive in the 3rd quarter of year. We believe this was the inflection point for the asset class coming after seven quarters of negative returns. Historically speaking, the asset class has declined just three times in history, with this last decline being the second longest and second deepest on record. After returns turned positive in the past drawdowns, they tended to stay positive for many years. We believe that investors in commercial real estate could potentially start to experience a long period of positive returns.

We continue to believe that the Fund provides exposure to the highest quality core commercial real estate in the U.S. The Fund continues to deliver on its goals of low correlation to broader markets, a stable quarterly distribution, and has been a ballast in our investors’ portfolios. Furthermore, it should be highlighted, especially in this environment, that the NFI-ODCE managers utilize very low leverage (~26%) and the majority of their outstanding debt does not mature until after 2026. We believe that if investors are going to own commercial real estate, this is the type of real estate they should want to own.

Manager Discussion of Fund Performance

Below is the Fund’s current sector allocations and geographic weightings. The biggest change during the Reporting Period has been a 3.2% decline in the office sector weighting. Although office was the worst performing sector, most of the decline in its weighting was simply a result of the much lower office exposure provided by the new investments added to the Fund. The new investments from the reorganization similarly provided for increased weightings to the Industrial and Other sectors, which have been the strongest performing sectors in addition to Retail. We believe the Fund is well diversified and favorably positioned to be a beneficiary of existing trends in commercial real estate and the broader economic environment.

    Portfolio sector and geographic weightings are with respect to the portion of the Fund invested in private funds as of
    10/1/24 and are subject to change. Diversification does not ensure profit or prevent losses.

The industrial and retail property types were the strongest performers over the Reporting Period. Industrial properties (unlevered) experienced a decline of approximately –0.69% during the Reporting Period while retail properties (unlevered) increased by approximately +0.05%. Multi-family (unlevered) returns were also negative declining by approximately -0.90%. Office continued to decline (unlevered) and experienced negative returns of approximately -6.50%. Not surprisingly, the underlying funds that were overweighted to the industrial property type were the strongest performers for the Reporting Period.

Semi-Annual Report | September 30, 2024	2

USQ Core Real Estate Fund	Letter to Shareholders
September 30, 2024 (Unaudited)

Over the six months ended September 30, 2024 the Fund’s Class I and Class IS shares delivered a total return of -1.06% and -1.08%, respectively. During the same period, broad-based equity markets delivered a positive return of +10.42% (S&P 500 Index), while fixed income posted a return of +5.26% (Bloomberg U.S. Aggregate Bond Index). This continued lack of correlation to the publicly traded markets serves as a reminder why we believe private real estate to be an important beneficial diversifier for multi-class portfolios over complete market cycles.

The Fund’s distribution policy is to make quarterly distributions to shareholders. During the six-month period ended September 30, 2024, the Fund made distributions to shareholders totaling $0.455 per share, of which we expect substantially all will be treated as a return of capital for tax purposes given the Fund’s investments in real estate which are generally exempt from corporate taxes and have favorable tax treatment on distributions. This equates to an annualized distribution rate of 4.02%. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. See additional disclosures below.

Growth of Assumed $10,000 Investment

The Fund’s performance compared to its benchmarks for the periods ended September 30, 2024.

	6 Months	1 Year	3 Year	5 Year	Since Inception 9/27/2017
USQ Core Real Estate I (USQIX)	-1.06%	-9.19%	-1.83%	1.24%	2.47%
USQ Core Real Estate IS (USQSX)	-1.08%	-9.14%	-1.76%	1.30%	2.51%
S&P 500 Index	10.42%	36.35%	11.91%	15.97%	14.56%
Bloomberg U.S. Aggregate Bond Index	5.26%	11.57%	-1.39%	0.33%	1.48%
MSCI U.S. REIT Index	16.21%	34.38%	4.98%	5.47%	7.08%
NFI-ODCE	-0.64%	-8.04%	-1.04%	2.05%	3.21%

The performance quoted represents past performance. Past performance does not guarantee future results. The current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863 or visit the Fund’s website at www.usq.com.

Semi-Annual Report | September 30, 2024	3

USQ Core Real Estate Fund	Letter to Shareholders
September 30, 2024 (Unaudited)

Fund returns reflect actual fee waivers for the time periods represented. Had fees and expenses not been waived, returns would have been lower. See the prospectus for more information on current fees and expenses. All investing involves risk, including the possible loss of principal. Performance for periods less than one year is not annualized. Since Inception performance of the NFI-ODCE NR is as of 10/2/2017, due to quarterly calculation of the index. Class I gross expenses are 1.64% and net expenses are 1.42%. Class IS gross expenses are 1.92% and net expenses are 1.70%. Net fees are based on a contractual fee waiver and reimbursement agreement that will continue indefinitely until terminated by mutual agreement of the Adviser and the Fund, including consent of the Fund’s Board.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management, or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser.

Outlook

While the environment has been challenging for commercial real estate over the past two years, we believe the 3rd quarter of 2024 was an inflection point. The Fund experienced negative returns over the Reporting Period of just -1.06% and we anticipate that the 4th quarter will potentially deliver the first of many consecutive positive quarterly returns. Private real estate has consistently proven its ability to be a non-correlated asset and a true diversifier. As a reminder, for the calendar year 2022, private real estate was one of the few asset classes that delivered positive returns. In the current backdrop, with equity markets reaching all-time highs, commercial real estate presents an attractive entry point and should be considered in a well-balanced portfolio.

Thomas Miller, CFA CEO and Chief Investment Officer	Michael Achterberg, CAIA Senior Portfolio Manager

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Semi-Annual Report | September 30, 2024	4

USQ Core Real Estate Fund	Letter to Shareholders
September 30, 2024 (Unaudited)

Definitions

Correlation is a statistic that measures the extent to which two asset classes (or securities) move in relation to each other. Two asset classes that have a high correlation move in the same direction as markets rise and fall. Two asset classes with negative or inverse correlation move in opposite directions as markets rise and fall. The closer the correlation statistic between two asset classes is to zero, the more independently the asset classes move with respect to each other.

Leverage refers to the total amount of debt financing on a property relative to its current market value.

Maximum Drawdown is the maximum observed loss from a peak to a trough of a portfolio, before a new peak is attained. Maximum drawdown is an indicator of downside risk over a specified time period.

Max Drawdown Date refers to the specific date on which an investment experienced its largest peak-to-trough decline.

Standard Deviation measures volatility by calculating the daily dispersion of returns from the mean.

Indexes

Bloomberg U.S. Aggregate Bond Index The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index for U.S. dollar denominated investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. With 119 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

NFI-ODCE The NCREIF Fund Index — Open-end Diversified Core Equity (NFI-ODCE) consists of private real estate equity funds that meet certain criteria with respect to such things as leverage (less than 35%), operations (at least 75% invested in properties that are 75% or more leased), sector and geographic diversification, and investment in core real estate (at least 75% in office, industrial, apartment and retail properties).

S&P 500 Index S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

One cannot invest directly in an index.

Risk Disclosures

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of this prospectus, which include, but are not limited to the following:

●

Investing in real estate entails special risks, including (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.

●	The Fund is not intended to be a complete investment program, but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss.

Semi-Annual Report | September 30, 2024	5

USQ Core Real Estate Fund	Letter to Shareholders
September 30, 2024 (Unaudited)

●

There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly Repurchase Offer.

Other Important Disclosures

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Distribution rates are not performance and there is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund in which the Fund invests and will not have the ability to exercise any rights attributable to an investor in any such underlying fund.

Before investing in the Fund, you should carefully consider the Fund’s investment objectives, risks, fees, and expenses. For a copy of a prospectus which contains this and other information, please visit our website at www.usq.com or call 1-833-877-3863. Please read the Fund’s prospectus carefully before investing.

The USQ Core Real Estate Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity.

The USQ Core Real Estate Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Union Square Capital Partners, LLC or its affiliates.

Semi-Annual Report | September 30, 2024	6

USQ Core Real Estate Fund	Schedule of Investments
September 30, 2024 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments — 105.7%
Private Equity Real Estate Funds — 105.7% (1)
AEW Core Property (U.S.), LP (2)(3)	10,436	$10,772,275
ARA Core Property Fund, LP (2)(3)	69	8,265,897
ASB Allegiance Real Estate Fund, LP (2)(3)	4,289	5,375,426
Bailard Real Estate Investment Trust, Inc. (2)(3)	229,023	7,031,009
Barings Core Property Fund LP (2)(3)	75,511	8,478,540
BGO Daily Value Fund - Class F (2)(3)	308,712	3,815,675
BGO Diversified US Property Fund LP (2)(3)	2,941	7,076,494
BlackRock US Core Property Fund, LP (2)(3)(4)	—	10,871,529
CBRE U.S. Core Partners, LP (2)(3)	13,185,767	21,269,156
CIM UII Onshore, LP (2)(3)	6,103	7,397,060
Clarion Lion Properties Fund, LP (2)(3)	12,575	18,589,775
GWL US Property Fund LP (2)(3)(5)	—	11,897,324
Invesco Core Real Estate - U.S.A., LP (2)(3)	27	4,708,649
Invesco U.S. Income Fund, LP (2)(3)	1,906	2,838,448
Lion Industrial Trust (2)(3)	1,792	6,400,802
Madison Core Property Fund LP (2)(3)	6,204	13,976,956
MetLife Core Property Fund, LP (2)(3)	1,177	1,659,268
PGIM Retirement Real Estate Fund II LP (2)	799,187	1,333,649
Prime Property Fund, LLC (2)(3)	510	9,888,057
Principal Enhanced Property Fund, LP (2)(3)	181,604	2,313,562
PRISA LP (2)(3)	5,496	10,854,116
Prologis Targeted U.S. Logistics Fund, LP (2)(3)	1,876	5,198,960
RREEF America II LP (2)(3)	60,783	7,627,043
RREEF Core Plus Industrial Fund LP (2)(3)	22,218	4,937,335
Sentinel Real Estate Fund, LP (2)(3)	55	5,700,642
Smart Markets Fund, LP (2)(3)	7,455	12,653,397
Strategic Property Fund (2)(3)	731,592	7,906,192
TA Realty Core Property Fund, LP (2)(3)	10,763	13,646,560
Trumbull Property Fund LP (2)(3)	680	5,900,755
U.S. Real Estate Investment Fund, LLC (2)(3)	3,371	3,903,798
U.S. Real Property Income Fund, LP (6)(7)	—	765,769
US Government Building Fund (2)(3)(8)	—	5,720,955
Total Real Estate Investments (Cost $248,016,886)		248,775,073

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	7

USQ Core Real Estate Fund	Schedule of Investments
September 30, 2024 (Unaudited)

Description	Shares	Fair Value
Short-Term Investments — 0.2%
Money Market Fund — 0.2%
Invesco Government & Agency - Institutional Shares, 4.85% (9)	6,134	$6,134
Fidelity Investments Money Market Government Portfolio, Class I, 4.83% (3)(9)	531,603	531,603
Total Short-Term Investments (Cost $537,737)		537,737

Total Investments — 105.9% (Cost $248,554,623)		$249,312,810
Liabilities Less Other Assets — (5.9)%		(13,889,091)
Net Assets — 100.0%		$235,423,719

Percentages are stated as a percent of net assets.
LP - Limited Partnership
LLC - Limited Liability Company
(1)	Securities considered illiquid and restricted. As of September 30, 2024, the value of these investments was $248,775,073 or 105.7% of the Fund’s net assets.
(2)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology.
(3)	Pledged as collateral for borrowings under a line of credit.
(4)	Partnership is not designated in units. The Fund owns approximately 0.53% at September 30, 2024.
(5)	Partnership is not designated in units. The Fund owns approximately 1.36% at September 30, 2024.
(6)	Partnership is not designated in units. The Fund owns approximately 0.17% at September 30, 2024.
(7)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees (See Notes to Financial Statements).
(8)	Partnership is not designated in units. The Fund owns approximately 0.22% at September 30, 2024.
(9)	Rate reflects seven-day effective yield on September 30, 2024.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	8

USQ Core Real Estate Fund	Statement of Assets & Liabilities
September 30, 2024 (Unaudited)

Assets
Investments, at value (Cost $248,554,623)	$249,312,810
Cash	393,708
Dividends receivable	1,298,347
Receivable for investments sold	564,358
Receivable for capital shares sold	16,503
Interest receivable	4,599
Prepaid assets and other assets	64,063
Total assets	251,654,388

Liabilities
Line of credit payable (Note 8)	15,967,348
Payable to Adviser, net of waiver (Note 3)	67,413
Administration fees payable (Note 3)	35,265
Audit fees payable	28,173
Trustees’ fees payable (Note 3)	24,554
Transfer agency fees payable (Note 3)	20,296
Reports to shareholders payable	19,610
Legal fees payable	16,192
Compliance fees payable	6,607
Accrued expenses and other liabilities	45,211
Total liabilities	16,230,669
Net assets	$235,423,719

Commitments and Contingencies (See Note 7).

Net Assets Consist of
Paid-in capital	$244,362,810
Total distributable earnings	(8,939,091)
Net assets	$235,423,719

Class I
Net assets applicable to outstanding shares	$235,157,913
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	10,557,381
Net asset value per share outstanding	$22.27

Class IS
Net assets applicable to outstanding shares	$265,806
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	11,881
Net asset value per share outstanding	$22.37

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	9

USQ Core Real Estate Fund	Statement of Operations
April 1, 2024 - September 30, 2024 (Unaudited)

Investment Income
Dividends	$411,125
Interest	31,128
Total investment income	442,253

Expenses
Management fees	498,602
Shareholder service fees:
Class I	86,390
Class IS	12
Distribution fees - Class IS	38
Interest Expense (Note 8)	451,188
Administrator fees	87,458
Transfer agent fees	58,173
Professional fees	47,650
Compliance fees	39,107
Trustees’ fees	36,013
Reports to shareholders	23,274
Custodian fees and expenses	12,139
Registration fees	11,413
Insurance expense	7,089
Other expenses	365
Total expenses	1,358,911
Less fees waived/expense reimbursement by Adviser (Note 3)	(169,264)
Net Fund Expenses	1,189,647
Net Investment Loss	(747,394)

Realized and Unrealized Gain/(Loss) on Investments
Long term capital gain distributions	453,726
Net realized loss on investments	(1,766,535)
Net realized loss	(1,312,809)
Net change in unrealized depreciation of investments	(37,844)
Net Realized and Unrealized Loss on Investments	(1,350,653)
Decrease in Net Assets Resulting from Operations	$(2,098,047)

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	10

USQ Core Real Estate Fund	Statements of Changes in Net Assets

	For the Period April 1, 2024 - September 30, 2024 (Unaudited)	Year Ended March 31, 2024
Operations
Net investment loss	$(747,394)	$(855,570)
Net realized gain/(loss) on investments	(1,312,809)	47,237
Net change in unrealized depreciation on investments	(37,844)	(23,375,858)
Net decrease in net assets resulting from operations	(2,098,047)	(24,184,191)
Distributions to Shareholders
Distributable earnings
Class I	—	(1,012,343)
Class IS	—	(761)
From return of capital
Class I	(3,776,363)	(5,880,234)
Class IS	(3,701)	(4,421)
Decrease in net assets from distributions	(3,780,064)	(6,897,759)
Capital Share Transactions
Class I
Proceeds from sales of shares	6,347,548	10,609,108
Distributions reinvested	1,127,178	2,643,614
Cost of shares redeemed	(14,492,543)	(35,527,272)
Proceeds from shares issued in fund reorganization (Note 9)	100,234,376	—
Net increase/(decrease) from capital shares transactions	93,216,559	(22,274,550)
Class IS
Proceeds from sales of shares	492	—
Distributions reinvested	2,370	5,182
Cost of shares redeemed	—	—
Proceeds from shares issued in fund reorganization (Note 9)	147,779	—
Net increase from capital shares transactions	150,641	5,182
Net increase/(decrease) in net assets	87,489,089	(53,351,318)
Net Assets
Beginning of period	147,934,630	201,285,948
End of period	$235,423,719	$147,934,630
Other Information
Beneficial Interest Transactions:
Class I
Beginning shares	6,407,209	7,268,362
Shares sold	280,539	409,159
Distributions reinvested	50,260	104,983
Shares redeemed	(636,101)	(1,375,295)
Shares issued in fund reorganization (Note 9)	4,455,474	—
Net increase/(decrease) in shares outstanding	4,150,172	(861,153)
Ending shares	10,557,381	6,407,209
Class IS
Beginning shares	5,207	5,002
Shares sold	22	—
Distributions reinvested	106	205
Shares redeemed	—	—
Shares issued in fund reorganization (Note 9)	6,546	—
Net increase in shares outstanding	6,674	205
Ending shares	11,881	5,207

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	11

USQ Core Real Estate Fund	Statement of Cash Flows
As of September 30, 2024 (Unaudited)

Cash Flow from Operating Activities:
Net decrease in net assets resulting from operations	$(2,098,047)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchase of investments	—
Proceeds from sales	8,945,712
Net purchases of short term investments	(285,861)
Long term capital gain distributions	(453,726)
Net realized loss on investments	1,766,535
Net change in unrealized depreciation of investments	37,844
Return of capital distributions received	1,837,823
Long term capital gain distributions received	453,726
(Increase)/decrease in assets:
Receivable from Adviser	33,521
Receivable for investments sold	(564,358)
Receivable for capital shares sold	135,781
Dividends receivable	(600,503)
Interest receivable	(885)
Prepaid expenses and other assets	(42,790)
Increase/(decrease) in liabilities:
Payable to Adviser	7,022
Audit fees payable	(17,577)
Trustees’ fees payable	(8,987)
Administration fees payable	3,295
Legal fees payable	5,486
Transfer agency fees payable	1,591
Compliance fees payable	107
Reports to shareholders payable	7,036
Accrued expenses and other liabilities	(571)
Net cash provided by/(used in) in operating activities	9,162,174

Cash Flows from Financing Activities:
Proceeds from shares sold	6,348,040
Payment on shares redeemed	(14,492,543)
Cash distributions paid	(2,650,516)
Net proceeds from line of credit borrowings/(paydowns)	1,601,218
Net cash provided by financing activities	(9,193,801)

Net increase/(decrease) in cash	(31,627)
Cash, beginning of period	$425,335
Cash, end of period	$393,708
Supplemental Disclosure of non-cash activity:
Non-cash financing activities not included herein consist of reinvestment of distributions of $1,129,548.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	12

USQ Core Real Estate Fund - Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 1, 2024 - September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Net Asset Value, Beginning of Period(1)	$23.07		$27.67	$29.86	$24.81	$25.56	$25.65

Income from Investment Operations
Net investment income/(loss)(2)	(0.07)		(0.13)	(0.02)	(0.11)	0.01	0.02
Net realized and unrealized gain/(loss) on investments	(0.27)		(3.45)	(0.97)	6.25	0.24	0.93
Total income/(loss) from investment operations	(0.34)		(3.58)	(0.99)	6.14	0.25	0.95

Distributions to Shareholders
From net investment income	—		(0.15)	(0.37)	(0.11)	(0.15)	(0.36)
From return of capital	(0.46)		(0.87)	(0.83)	(0.98)	(0.85)	(0.68)
Total distributions	(0.46)		(1.02)	(1.20)	(1.09)	(1.00)	(1.04)
Increase/(Decrease) in Net Asset Value	(0.80)		(4.60)	(2.19)	5.05	(0.75)	(0.09)
Net Asset Value, End of Period(1)	$22.27		$23.07	$27.67	$29.86	$24.81	$25.56

Total Return (1)(3)	(1.50	)%(4)	(13.19)%	(3.53)%	25.29%	0.88%	4.00%

Supplemental Data and Ratios
Net assets, end of period (000s)	$235,158		$147,814	$201,147	$189,503	$81,148	$49,646

Ratio of expenses to average net assets, including interest expense(5)(6)
before waiver(5)(6)	1.77%		1.39%	N/A	N/A	N/A	N/A
after waiver(5)(6)	1.55%		1.16%	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets, excluding interest expense(5)(6)
before waiver(5)(6)	1.18%		1.16%	1.08%	1.31%	1.83%	2.34%
after waiver(5)(6)	0.96%		0.94%	0.92%	0.91%	0.89%	0.87%
Ratio of net investment income to average net assets(5)(6)
before waiver(5)(6)	(1.20)%		(0.71)%	(0.23)%	(0.79)%	(0.93)%	(1.38)%
after waiver(5)(6)	(0.97)%		(0.49)%	(0.07)%	(0.39)%	0.02%	0.09%

Portfolio turnover rate	0.00	%(4)	1.09%	4.12%	0.13%	5.35%	1.54%

(1)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(2)	Calculated using the average shares method.
(3)

Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.
(5)	All income and expenses are annualized for periods less than one full year.
(6)	Ratios do not include expenses of underlying private investment funds in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	13

USQ Core Real Estate Fund - Class IS	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 1, 2024 - September 30, 2024 (Unaudited)		Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Net Asset Value, Beginning of Period(1)	$23.14		$27.73	$29.92	$24.85	$25.55	$25.66

Income from Investment Operations
Net investment income/(loss)(2)	(0.05)		(0.10)	(0.05)	(0.07)	0.02	0.22
Net realized and unrealized gain/(loss) on investments	(0.28)		(3.47)	(0.94)	6.23	0.28	0.71
Total income/(loss) from investment operations	(0.33)		(3.57)	(0.99)	6.16	0.30	0.93

Distributions to Shareholders
From net investment income	—		(0.15)	(0.37)	(0.11)	(0.15)	(0.36)
From return of capital	(0.44)		(0.87)	(0.83)	(0.98)	(0.85)	(0.68)
Total distributions	(0.44)		(1.02)	(1.20)	(1.09)	(1.00)	(1.04)
Increase/(Decrease) in Net Asset Value	(0.77)		(4.59)	(2.19)	5.07	(0.70)	(0.11)
Net Asset Value, End of Period(1)	$22.37		$23.14	$27.73	$29.92	$24.85	$25.55

Total Return (1)(3)	(1.42	)%(4)	(13.13)%	(3.52)%	25.33%	1.04%	3.96%

Supplemental Data and Ratios
Net assets, end of period (000s)	$266		$120	$139	$150	$115	$113

Ratio of expenses to average net assets, including interest expense(5)(6)
before waiver(5)(6)	1.73%		1.29%	N/A	N/A	N/A	N/A
after waiver(5)(6)	1.51%		1.07%	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets, excluding interest expense(5)(6)
before waiver(5)(6)	1.14%		1.07%	1.01%	1.26%	1.85%	2.39%
after waiver(5)(6)	0.92%		0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets(5)(6)
before waiver(5)(6)	(1.15)%		(0.62)%	(0.33)%	(0.67)%	(0.93)%	(0.68)%
after waiver(5)(6)	(0.93)%		(0.39)%	(0.17)%	(0.26)%	0.08%	0.86%

Portfolio turnover rate	0.00	%(4)	1.09%	4.12%	0.13%	5.35%	1.54%

(1)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(2)	Calculated using the average shares method.
(3)

Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.
(5)	All income and expenses are annualized for periods less than one full year.
(6)	Ratios do not include expenses of underlying private investment funds in which the Fund invests.

See Notes to Financial Statements.

Semi-Annual Report | September 30, 2024	14

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

1. ORGANIZATION

The USQ Core Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Union Square Capital Partners, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is organized as a statutory trust under the laws of the State of Delaware. The Fund commenced operations on September 27, 2017.

The Fund acquired all of the assets and liabilities of PREDEX in tax-free reorganization on September 9, 2024. For more information regarding the reorganization see Note 9.

The Fund currently offers Class I and Class IS shares. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees and shareholder servicing expenses), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies.

Valuation of Private Investment Funds

The private institutional real estate investment funds in which the Fund invests (“Private Investment Funds”) are not publicly traded. The Private Investment Funds measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund applies the practical expedient to value its investments in Private Investment Funds at their respective NAVs at each quarter – as this method more accurately estimates the actual value of each Private Investment Fund at quarter-end. For non-calendar quarter-end days, the Adviser, as the Board of Trustees’ “valuation designee” under 1940 Act Rule 2a-5, may consider certain information provided by a Private Investment Fund’s investment manager to determine the estimated value of the Fund’s holdings in such Private Investment Funds. The valuation provided by the investment manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements.

Valuation of Public Investments

Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. If no bid or ask prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than

Semi-Annual Report | September 30, 2024	15

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on The NASDAQ Stock Market (“NASDAQ”) are valued at the NASDAQ official closing price.

Third-Party Pricing Agents

The Adviser may contract with independent, third-party pricing agents to provide primary and secondary valuation coverage. Generally, there will be only one primary pricing agent identified for each type of security within the Fund’s portfolio.

Use of Independent Brokers to Value Securities

If a security price cannot be obtained from an independent, third-party pricing agent, the Adviser shall seek to obtain a bid price from at least one independent broker. The Adviser shall report to the Board on any use of an independent broker to value securities.

Fair Value Pricing Procedures

Securities for which market prices are not “readily available,” or which cannot be valued using the methodologies described in these procedures, will be valued in accordance with the Adviser’s Valuation Policy as approved by the Board. Notwithstanding the foregoing, a security shall not be required to be fair valued in accordance with the Adviser’s Valuation Policy if the aggregate impact to the Fund’s NAV would be less than $0.01. For purposes of measuring the $0.01 threshold, it is assumed that all securities that would otherwise be required to be fair valued were worthless to provide a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

Fair Value Measurements

In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Semi-Annual Report | September 30, 2024	16

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value(a)	Total
Private Equity Real Estate Funds	$—	$—	$765,769	$248,009,304	$248,775,073
Short Term Investments	537,737	—	—	—	537,737
Total	$537,737	$—	$765,769	$248,009,304	$249,312,810

(a)

In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets & Liabilities.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities at Value	Beginning Fair Value March 31, 2024	Change in Unrealized Appreciation (Depreciation)	Sales or Distributions	Net Realized Gain (Loss)	Net Transfers into Level 3 on September 30, 2024(b)	Ending Fair Value September 30, 2024
U.S. Real Property Income Fund, LP	$884,349	$(39,268)	$(79,312)	$—	$—	$765,769
Total	$884,349	$(39,268)	$(79,312)	$—	$—	$765,769

(b)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments. The inputs and techniques used in the determination of fair value for Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the period.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Semi-Annual Report | September 30, 2024	17

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and comply with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of September 30, 2024, the Fund’s most recent tax year end, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions

Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders

Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. Shareholders will be informed of the tax characteristics of the distributions after the close of each fiscal year.

Investment Income

Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts, and income earned from money market funds. Dividend income is recorded on the ex-dividend date, except that certain dividends from private investment funds are recorded as soon as the information is available to the Fund. Distributions received from the Fund’s investments in private investment funds generally are comprised of investment income, capital gains, and return of capital. For financial statement purposes, the Fund uses investment income, capital gains, and return of capital estimates to allocate the distribution income received. Such estimates are based on historical information available from each private investment and other industry sources. These estimates may subsequently be revised based on information received from the private investment funds after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund estimates the allocation of investment income, capital gains, and return of capital for the distributions received from private investment funds with the Statement of Operations. For the period ended September 30, 2024, the Fund has estimated approximately 22.8%, 20.8%, and 56.4% of the distributions from private investment funds to be investment income, capital gains, and return of capital, respectively. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the private investment funds after their tax reporting periods conclude.

Semi-Annual Report | September 30, 2024	18

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS AND OTHER FEES

The Adviser serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee in dollars at the annual rate of 0.65% (as a percentage of daily net assets) on assets up to $500 million, 0.50% on assets of $500 million and more but less than $1 billion, 0.40% on assets of $1 billion and more but less than $5 billion, and 0.30% on assets of $5 billion and more, payable at the end of each calendar month. During the period ended September 30, 2024, the Fund accrued $498,602 in management fees.

The Adviser has contractually agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Fund for Class I and Class IS shares (excluding taxes, interest, trading costs, acquired fund fees and expenses, distribution fees, and shareholder servicing expenses), as a percentage of average daily net assets, do not exceed 0.85%. The Expense Limitation Agreement will continue indefinitely until revised or terminated by mutual agreement by the Fund and the Adviser, with the consent of the Board. Under the Expense Limitation Agreement, the Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation.

Fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived	Amount Recouped(a)	Amount Subject to Potential Recoupment	Expiration Date
March 31, 2022	$421,060	$—	$421,060	March 31, 2025
March 31, 2023	336,001	—	336,001	March 31, 2026
March 31, 2024	388,718	—	388,718	March 31, 2027
March 31, 2025	169,264	—	169,264	March 31, 2028
Total	$1,315,043	$—	$1,315,043

(a)	Amounts to be recouped will be in compliance with the Expense Limitation Agreement, and will not cause the total Fund’s expense ratio to exceed 0.85%.

Certain Officers of the Fund are also Officers of the Adviser. Officers, other than the Chief Compliance Officer, affiliated with the Adviser are not compensated by the Fund for their services. The Adviser also provides a Chief Compliance Officer to the Fund. For these services, the Fund pays the Adviser a monthly fee of $6,500, which is included in Compliance fees in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), serves as the Fund’s distributor. The Fund has adopted a plan of distribution consistent with Rule 12b-1 of the 1940 Act applicable to Class IS shares. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Class IS shares are paid to the distributor or others for distribution services. For the period ended September 30, 2024, the Fund had not incurred any 12b-1 fees. The Fund has also adopted a shareholder servicing plan applicable to Class I and Class IS shares. Effective June 22, 2023, shareholder servicing fees at an annual rate up to a maximum of 0.25% and 0.25% of average daily net assets of Class I and Class IS shares are paid for shareholder services, respectively. For the period ended September 30, 2024, the Fund incurred shareholder servicing fees of $86,390 for Class I and $12 for Class IS.

Semi-Annual Report | September 30, 2024	19

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

The custodians to the Fund are U.S. Bank, N.A. and UMB Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”). See the effect of expenses on Statement of Operations.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2024 amounted to $0 and $8,945,712, respectively.

5. TAX BASIS INFORMATION

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to total distributable earnings and additional paid-in capital.

The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$ (318,320)	$318,320

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2023, the Fund deferred, on a tax basis, late-year investment losses of $985,306.

As of March 31, 2024, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Investments
Cost of investments for tax purposes	$156,417,099
Gross tax unrealized appreciation	$8,657,136
Gross tax unrealized depreciation	(13,868,307)
Net tax unrealized appreciation (depreciation)	$(5,211,171)

As of September 30, 2023, the Fund’s most recent tax year end, the tax basis of distributable earnings (accumulated deficit) were as follows:

Investments
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	$—
Accumulated capital and other losses	(985,306)
Unrealized appreciation on investments	$8,300,314
Total accumulated earnings	$7,315,008

Difference between book and tax basis net unrealized appreciation relates to outstanding partnership basis adjustments.

Semi-Annual Report | September 30, 2024	20

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

During the tax years ended September 30, 2023 and September 30, 2022, the tax character of distributions paid by the Fund was as follows:

	Tax Year Ended September 30, 2023	Tax Year Ended September 30, 2022
Ordinary income	$—	$—
Long-term capital gain	2,918,998	982,877
Return of capital	5,029,475	6,193,222
	$7,948,473	$7,176,099

6. REPURCHASE OFFERS

The Fund operates as an interval fund pursuant to Rule 23c-2 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the Repurchase Request Deadline.

During the period ended September 30, 2024, the Fund completed two repurchase offers. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers are as follows:

Commencement Date	April 5, 2024	July 5, 2024
Repurchase Request Deadline	April 26, 2024	July 26, 2024
Repurchase Pricing Date	April 26, 2024	July 26, 2024
Amount Repurchased	$ 7,431,140	$ 7,061,403
Shares Repurchased	323,234	312,867

7. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of September 30, 2024, the Fund invested in the following restricted securities:

Initial Acquisition Date	Cost	Fair Value	Private Investment Funds	Redemption Frequency(1)	Commitments as of September 30, 2024
1/2/2018	$10,972,211	$10,772,275	AEW Core Property (U.S.), LP	Quarterly	$0
10/2/2017	8,272,641	8,265,897	ARA Core Property Fund, LP	Quarterly	0
10/2/2017	6,984,671	5,375,426	ASB Allegiance Real Estate Fund, LP	Quarterly	0
4/1/2021	6,543,048	7,031,009	Bailard Real Estate Investment Trust, Inc.	Quarterly	0

Semi-Annual Report | September 30, 2024	21

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

Initial Acquisition Date	Cost	Fair Value	Private Investment Funds	Redemption Frequency(1)	Commitments as of September 30, 2024
10/2/2017	$9,998,255	$8,478,540	Barings Core Property Fund LP	Quarterly	$0
10/18/2019	3,883,244	3,815,675	BGO Daily Value Fund – Class F	Daily	0
10/2/2017	6,090,412	7,076,494	BGO Diversified US Property Fund LP	Quarterly	0
10/2/2017	12,436,508	10,871,529	BlackRock US Core Property Fund, LP	Quarterly	0
10/2/2017	19,866,118	21,269,156	CBRE U.S. Core Partners, LP	Quarterly	0
7/1/2021	8,097,568	7,397,060	CIM UII Onshore, LP	Quarterly	0
10/2/2017	19,302,201	18,589,775	Clarion Lion Properties Fund, LP	Quarterly	0
10/2/2017	12,310,857	11,897,324	GWL US Property Fund LP	Quarterly	0
10/1/2018	4,933,674	4,708,649	Invesco Core Real Estate – U.S.A., LP	Quarterly	0
4/1/2019	2,682,191	2,838,448	Invesco U.S. Income Fund, LP	Quarterly	0
7/1/2020	4,128,773	6,400,802	Lion Industrial Trust	Quarterly	0
7/1/2019	14,057,069	13,976,956	Madison Core Property Fund LP	Quarterly	0
10/1/2018	1,518,626	1,659,268	MetLife Core Property Fund, LP	Quarterly	0
2/28/2022	1,475,598	1,333,649	PGIM Retirement Real Estate Fund II LP	Daily	0
6/30/2022	10,417,073	9,888,057	Prime Property Fund, LLC	Quarterly	0
7/1/2019	2,374,351	2,313,562	Principal Enhanced Property Fund, LP	Quarterly	0
10/2/2017	9,713,756	10,854,116	PRISA LP	Quarterly	0
1/1/2020	3,514,847	5,198,960	Prologis Targeted U.S. Logistics Fund, LP	Quarterly	0
10/2/2017	7,599,891	7,627,043	RREEF America II LP	Quarterly	0
4/1/2019	3,009,290	4,937,335	RREEF Core Plus Industrial Fund LP	Quarterly	0
9/21/2018	5,413,677	5,700,642	Sentinel Real Estate Fund, LP	Daily	0
10/2/2017	11,138,242	12,653,397	Smart Markets Fund, LP	Quarterly	0
4/1/2022	9,812,595	7,906,192	Strategic Property Fund	Quarterly	0
1/2/2020	14,282,052	13,646,560	TA Realty Core Property Fund, LP	Quarterly	0
10/2/2017	7,450,789	5,900,755	Trumbull Property Fund LP	Quarterly	0
10/1/2019	4,027,000	3,903,798	U.S. Real Estate Investment Fund, LLC	Quarterly	0
7/2/2018	673,918	765,769	U.S. Real Property Income Fund, LP	Quarterly	0
11/1/2018	5,035,740	5,720,955	US Government Building Fund	Quarterly	0

1.

Redemption notices for the Private Investment Funds is 90 days or less. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can temporarily suspend redemptions or pay out a pro-rata portion of redemption requests if the general partner or its respective Board deems it in the best interest of its shareholders.

8. LINE OF CREDIT

On September 9, 2024, as a result of the Fund’s reorganization (See Note 9), the USQ Core Real Estate Fund assumed the liabilities under PREDEX’s secured line of credit with Royal Bank of Canada (“RBC”) and consolidated the outstanding balances into a single $50 million secured line of credit with RBC (compared to $30 million under the Fund’s previous line of credit with RBC).

As of September 30, 2024, the Fund has a secured line of credit of up to $50 million with RBC for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings. Borrowings under the arrangement bear interest at the 3-month SOFR plus 1.75% at the time of borrowing. As collateral for borrowings under the line of credit, the Fund grants RBC a first position security interest in and lien on the securities held by the Fund in a collateral account. During the period ended September 30, 2024, the Fund incurred $276,217 of interest and $174,971 of commitment fees, which is included in interest expense in the financial statements. Average borrowings and the average interest rate for the days the line of credit was outstanding during the period ended September 30, 2024 were $7,892,599 and 6.92%, respectively. As of September 30, 2024, the Fund had $15,967,348 in outstanding borrowings with an effective interest rate of 6.56%. The largest amount outstanding during the period ended September 30, 2024 was $18,209,725. The line of credit with RBC has a maturity of May 2, 2025.

Semi-Annual Report | September 30, 2024	22

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

9. FUND REORGANIZATION

After the close of business on September 6, 2024, the USQ Core Real Estate Fund (“USQ”) acquired the net assets of PREDEX pursuant to an Agreement and Plan of Reorganization as approved by the Board of Trustees on June 13, 2024. The purpose of the transaction was to combine two funds with similar investment strategies and investments into a single fund having a larger asset base that may allow the combined fund to participate in broader distribution arrangements which may grow the size of the combined fund and reduce the overall expenses of the combined fund and benefit shareholders. The reorganization was accomplished with tax-free exchanges resulting in the issuance of 4,455,474 Class I shares and 6,546 Class IS shares by USQ in exchange for the outstanding shares of PREDEX. The exchange ratio was 1.03999 for Class I shares and 1.03962 for Class IS shares. The net asset values of USQ’s Class I and Class IS shares on the close of business September 6, 2024, both before and after the reorganization, were $22.50 and $22.57, respectively. PREDEX’s net assets at the reorganization date of $100,382,154, including $4,657,862 of unrealized appreciation, were combined with those of USQ. Assuming the acquisition had been completed on April 1, 2024, the beginning of the annual reporting period of USQ, proforma results of operations for the fiscal period ended September 30, 2024, would include net investment loss of $764,457, and net realized and change in unrealized gain/(loss) of $(4,219,516) resulting in a decrease of net assets from operations of $4,983,973. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate amounts of revenue and earnings of PREDEX that have been included in USQ’s statement of operations since the reorganization date. Prior to the reorganization date, the net assets of USQ totaled $135,268,582. Immediately after the reorganization, the net assets of USQ totaled $235,650,736.

10. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Valuation of Private Investment Funds. Private Investment Funds are not publicly traded. Accordingly, the Adviser may consider information provided by the institutional asset manager to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party, if a secondary market for such investment existed. For information about the value of the Fund’s investment in Private Investment Funds, the Adviser will be dependent on information provided by the Private Investment Funds, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such information, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. Further, the NAV of the Fund, as determined based on the fair value of its investments in Private Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Investment Funds. Such discrepancies can result in shareholders experiencing a windfall or shortfall, or dilution of their interest in the Fund.

Real Estate Industry Concentration Risk. The Fund does not invest in real estate directly, but, because the Fund concentrates its investments in securities of real estate investment trusts (“REITs”) and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values, or the appeal of property to tenants; (viii) the availability

Semi-Annual Report | September 30, 2024	23

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally. To the extent that a significant portion of the Fund is invested directly or indirectly in real estate located in a particular geographic region or in a particular property type, the Fund is subject to greater risks of adverse developments specific to that geographic region or property type.

Interest Rate Risk. Rising interest rates may cause the value of the Fund’s portfolio to decline, due to higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. Additionally, real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Increases in interest rates also typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. The risks associated with rising interest rates are heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rates, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.

Use of Leverage by Underlying Funds. The Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such funds are not subject to the limitations imposed by the Investment Company Act of 1940 regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. Leverage by Underlying Funds has the effect of potentially increasing losses.

Private Investment Fund Risk. The Fund’s investments in Private Investment Funds require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees paid by certain Private Investment Funds potentially create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, including the frequency and amount of redemptions paid to the Fund, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. With respect to the frequency and amounts of redemptions paid to the Fund, there is no guarantee that the Fund will be paid all or any of the redemption amount at the time requested. Further, each of the Private Investment Funds can suspend redemptions or pay a pro-rata portion of redemption requests if the general partner or its respective board deems it in the best interest of its shareholders. Shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the funds may leverage to an unlimited extent, and the funds may engage in joint transactions with affiliates. The majority of Private Investment Funds permit redemptions only quarterly (the others are more frequent) and these withdrawal limitations restrict the Adviser’s ability to terminate investments in Private Investment Funds. If values are falling, the Fund may not be able to sell its Private Investment Funds and the value of Fund shares will decline. These characteristics present additional risks for shareholders.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities may move up or down, sometimes rapidly and unpredictably. The market value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause an investment to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund. Certain social, political, economic, environmental, and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics such as COVID-19 and its lingering

Semi-Annual Report | September 30, 2024	24

USQ Core Real Estate Fund	Notes to Financial Statements
September 30, 2024 (Unaudited)

effects, war, terrorism, conflicts, and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market volatility may have adverse effects on the Fund.

11. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on October 25, 2024, which resulted in 606,893 of Fund shares being repurchased for $13,527,649.

Effective October 14, 2024, the Fund added a maximum 4.25% sales charge to its Class IS shares and renamed it Class L. The changes did not alter the Fund’s investment objective and this class continues to operate under its ticker symbol of “USQSX.”

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the above.

Semi-Annual Report | September 30, 2024	25

USQ Core Real Estate Fund	Additional Information
September 30, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of first and third quarters of each fiscal year on Form N-PORT, within 60 days after the end of the period. The filings are available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | September 30, 2024	26

USQ Core Real Estate Fund	Management Agreement Renewal
September 30, 2024 (Unaudited)

Board Consideration, Deliberations and Approval of Renewal of Investment Advisory Agreement

At a meeting held on September 12, 2024, the Board of Trustees (the “Board”) which is composed entirely of trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of USQ Core Real Estate Fund (the “Fund”), considered the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Union Square Capital Partners, LLC (the “Adviser”). Following its review and consideration, the Board determined that continuance was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreement for an additional one-year term.

Background

In advance of the meeting, the Board requested and received from the Adviser information about the Fund and the Advisory Agreement. The materials, among other things, included information about the Adviser’s organization; information regarding the background and experience of relevant personnel providing services to the Fund; information about the Adviser’s investment policies and procedures; information comparing the investment advisory fee and total expenses of the Fund to those of a group of comparable funds (the “Peer Group”); and information comparing the performance of the Fund with returns of certain broad-based market indexes, and the Peer Group during various periods; information regarding the profitability of the Adviser’s overall relationship with the Fund. The Board also received a memorandum from independent legal counsel outlining the legal standards under the 1940 Act and other applicable law for their consideration of the proposed continuance of the Advisory Agreement. In addition, as an element of its collective deliberations, the Board considered information reviewed by the Board at other Board and Board committee meetings since the last review of the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and each Trustee’s own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.

The Board reviewed the Adviser’s Form ADV Part 1 and observed that there were no changes to the key professionals servicing the Fund. The Board reviewed the investment advisory services the Adviser provided to the Fund, which included portfolio management, research and compliance services. The Board noted that the Adviser had an established investment committee that set investment policies and strategies of the Adviser, monitored allocation targets for the investment portfolio of the Fund, evaluated the investment performance of the Fund and provided oversight of the activities of the portfolio managers of the Fund. The Board observed that the Adviser reviewed daily internal spreadsheets to monitor quantitative investment limitations, as well as periodic compliance reports and checklists prepared by the administrator, to monitor compliance. The Board noted that the Adviser made revisions, approved by its chief compliance officer, to its compliance manual and code of ethics in response to various SEC rules. The Board reviewed the Adviser’s policies relating to best execution and broker-dealer selection if the Adviser were to invest in publicly traded securities, noting that the Adviser did not invest in publicly traded securities or use broker-dealers. The Board observed that the Adviser did not report any material compliance issues, regulatory examinations nor any litigation or administrative action in the last 24 months. The Board reviewed the Adviser’s plans to ensure business continuity, including succession plans for key personnel and disaster recovery plans for temporary and longer-term events. The Board also considered favorably the financial support commitment from the Adviser’s ultimate parent entity, which tempers concerns with the Adviser’s operating losses. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the investment advisory agreement and that the nature, overall quality, and extent of the management services to be provided by the Adviser to the Fund were satisfactory.

Semi-Annual Report | September 30, 2024	27

USQ Core Real Estate Fund	Management Agreement Renewal
September 30, 2024 (Unaudited)

Performance.

The Board reviewed the Fund’s performance, as measured by Class I Shares, for the 1-year, 3-year, 5-year, and since-inception periods ended June 30, 2024, as compared to its benchmarks (S&P 500 TR Index, Bloomberg U.S. Aggregate Bond Index TR, MSCI U.S. REIT GR Index, and NFI-ODCE NR) and the Peer Group of similar funds selected by the Adviser. The Board reviewed the Adviser’s process of identifying the Peer Group and found it reasonable. The Board noted that for the 1-year period ended June 30, 2024, the Fund underperformed its benchmarks but outperformed the Bloomberg U.S. Aggregate Bond Index TR for the 3-year, 5-year, and since-inception periods. The Board compared the Fund’s returns for the 1-year, 3-year, 5-year and since inception periods ended June 30, 2024, to the Fund’s Peer Group, noting that the Fund outperformed certain funds in the Peer Group over 1-year and 3-year measurement periods. The Board noted that the Adviser was primarily focused on long-term performance and concluded that the Fund’s performance, when viewed from a long-term perspective, was acceptable.

Fees.

The Board noted the Adviser’s fee structure with breakpoints for the Fund, which was 0.65% for assets under management up to $500 million, 0.50% for assets between $500 million to $1 billion, 0.40% for assets between $1 billion and $5 billion and 0.30% for assets $5 billion or greater. The Board reviewed the Fund’s management fee and net expense ratio against those of the Fund’s Peer Group. The Board observed that the Fund’s management fee was among the lowest of its Peer Group and below the median and average of its Peer Group. The Board further observed that the Fund’s the Class I shares net expense ratio was below average, within the range of its Peer Group and below the 30th percentile of its Peer Group. The Board also noted Class IS shares net expense ratio was below average and within the range of the Peer Group. The Board noted the Adviser had no intention to raise the expense caps or terminate the existing expense limitation agreement with the Fund. The Board concluded that the advisory fee and share class expenses were not unreasonable.

Profitability.

The Board reviewed the profitability analysis provided by the Adviser for the Fund, noting that the Adviser was operating at a loss for the Fund. The Board determined that excessive profitability was not an issue for the Adviser with respect to the Fund at this time.

Economies of Scale.

With respect to economies of scale, the Board noted that the Advisory Agreement related to the Fund has breakpoints starting at $500 million, which is somewhat higher than current asset levels, but designed to share economies of scale with shareholders.

Conclusion.

Having requested and received such information from the Adviser that the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the renewal of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Semi-Annual Report | September 30, 2024	28

USQ Core Real Estate Fund	Privacy Policy
September 30, 2024 (Unaudited)

As the investment adviser for USQ Core Real Estate Fund (the “Fund”), Union Square Capital Partners, LLC (the “Adviser”) invests the assets of the Fund and manages their day-to-day business. We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of the Fund and the Adviser (collectively, “USQ”), we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain

USQ has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a USQ account application or when you request a transaction that involves USQ, either directly or through a brokerage firm. This information may include your:

●	Name, address, and phone numbers
●	Social security or taxpayer identification number
●	Birth date and beneficiary information (for IRA applications)
●	Basic trust document information (for trusts only)
●	Account balance
●	Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●

To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with USQ. For example, if you ask to transfer assets from another financial institution to USQ, we will need to provide certain information about you to that company to complete the transaction.

●

In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●

Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those USQ representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Purchasing Shares of the Fund through Brokerage Firms

USQ shareholders may purchase their shares through brokerage firms. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a USQ representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed

If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

Semi-Annual Report | September 30, 2024	29

Investment Adviser

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348

Distributor

Quasar Distributors, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

USQ Core Real Estate Fund 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348 www.usq.com 1-833-877-3863

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies

Not applicable to closed-end investment companies.

 1

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

 2

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USQ Core Real Estate Fund

By (Signature and Title)	/s/ Thomas E. Miller
Thomas E. Miller, Principal Executive Officer

Date	12/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Miller
Thomas E. Miller, Principal Executive Officer

Date	12/6/2024

By (Signature and Title)	/s/ G. Keith Downing
G. Keith Downing, Principal Financial Officer

Date	12/6/2024

4